UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

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Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2025

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BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

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Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code		(434) 846-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $2.14 par value	BOTJ	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Amendment on Form 8-K/A (this “Form 8-K/A”) amends the Current Report on Form 8-K of Bank of the James Financial Group, Inc. (the “Company”), dated August 4, 2025 (the “Original Report”). Specifically, this Amendment revises Item 2.02 of the Original Report solely to correct inadvertent typographical errors in the press release furnished as Exhibit 99.1 thereto.

In the tenth bullet point under the heading “Second Quarter, First Half of 2025 Highlights”, and in the first paragraph under the heading “Balance Sheet: Strong Cash Position, High Asset Quality”, total assets were stated to be $1.04 billion. The correct figure is $1.004 billion.

In the second paragraph under the heading “Balance Sheet: Strong Cash Position, High Asset Quality,” the Company inadvertently omitted the word “millions” following two references to loan balances.

A corrected version of the press release correcting the typographical errors is furnished as Exhibit 99.1 to this Form 8-K/A.

Except as described above, no other changes have been made to the Original Report. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Report.

Item 2.02 - Results of Operations and Financial Condition

On Monday, August 4, 2025, Bank of the James Financial Group, Inc. (the “Company”) issued a press release announcing financial results for the three and six months ended June 30, 2025 (the “Press Release”). A corrected version of this Press Release is attached hereto as Exhibit 99.1.

Item 9.01 - Financial Statements and Exhibits

(a) Financial statements of businesses acquired – not applicable

(b) Pro forma financial information – not applicable

(c) Shell company transactions – not applicable

(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Bank of the James Financial Group, Inc. Press Release August 4, 2025. (corrected)
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2025

BANK OF THE JAMES FINANCIAL GROUP, INC.

By /s/ J. Todd Scruggs J. Todd Scruggs Secretary-Treasurer

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